UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2025

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, Suite 350 Houston, TX	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 5, 2025 (the “Petition Date”), ENGlobal Corporation (the “Company”) and its direct and indirect domestic subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re ENGlobal Corporation, et al.”, Case No. 25-90083 (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In connection with the Chapter 11 Cases, the Debtors filed motions seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in that certain DIP Credit Agreement, dated as of March 5, 2025 (the “DIP Credit Agreement”; capitalized terms used but not defined herein have the meanings set forth in the DIP Credit Agreement), by and among (i) the Company, (ii) ENGlobal U.S., Inc., a Texas corporation (“ENGlobal US”), (iii) ENGlobal Government Services, Inc., a Texas corporation (“ENGlobal Government Services”), and (iv) ENGlobal Technologies, LLC, a Texas limited liability company (“ENGlobal Technologies” and, together with the Company, ENGlobal US and ENGlobal Government Services, each, a “Borrower”, and collectively, the “Borrowers”), and Gulf Island Fabrication, Inc., a Louisiana corporation, as lender (“Lender”). The DIP Credit Agreement provides for a senior secured super priority multiple draw term loan facility in the aggregate principal amount of $2.5 million pursuant to Sections 364(c)(1), (c)(2), (c)(3) and (d) of the Bankruptcy Code. On March 6, 2024, the Bankruptcy Court entered an interim order authorizing the Borrowers to enter into the DIP Credit Agreement, and the Borrowers entered into the DIP Credit Agreement in accordance with the interim order.

The proceeds of the DIP Credit Agreement will be used in a manner consistent with the Budget approved by Lender, including (1) for working capital and general corporate purposes of Borrowers; (2) to fund the payment of interest, fees, costs, and expenses related to the Loans; (3) to pay Bankruptcy Expenses, including the reasonable and documented fees and expenses of the Lender’s professionals; and (4) for any other purposes specifically set forth in the Budget approved by the Lender.

The maturity date of the DIP Credit Agreement is the earliest of (a) the date that is six (6) months after the Petition Date; (b) forty-five (45) days after the entry of the Interim Order if the Final Order has not been entered by the Bankruptcy Court prior to the expiration of such period; (c) the consummation of a sale of Borrowers, the direct or indirect owners of Borrowers, or all or substantially all of the assets of Borrowers; (d) the substantial consummation of a plan of reorganization or a plan of liquidation for any Borrower in the Chapter 11 Cases that is confirmed pursuant to an order entered by the Bankruptcy Court; and (e) the acceleration of the Loans and the termination of the commitment with respect to the Loans in accordance with the Loan Documents.

The outstanding principal on the Loans under the DIP Credit Agreement bears interest at a rate of 12.0% per annum.

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Subject to certain exceptions, the DIP Credit Agreement is secured by a first priority perfected priming security interest in all of the assets of each Borrower. The security interests and liens are subject only to certain carve-outs and certain permitted liens, as set forth in the DIP Credit Agreement.

The DIP Credit Agreement is subject to certain customary covenants and events of default as set forth in the DIP Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated herein by reference.

Item 8.01 Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the anticipated Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended (the “Securities Act”), and Section 21E of the Exchange Act , as amended (the “Exchange Act”). All statements other than statements of historical facts included in this Current Report on Form 8-K are forward looking statements. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

Among those risks, trends and uncertainties are: (i) the Company’s ability to obtain Court approval with respect to motions or other requests made to the Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession; (ii) the ability of the Company and its subsidiaries to negotiate and consummate debtor-in-possession financing or a sale transaction; (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents; (iv) Court rulings in the Chapter 11 Cases in general; (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to negotiate and consummate debtor-in-possession financing or a sale transaction; (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations; (viii) increased advisory costs during the pendency of the proceedings; (ix) the impact on the Company’s ability to access the public capital markets; and (x) other factors disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including those described under the caption “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

March 12, 2025	/s/ Darren W. Spriggs
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary

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